GLOBAL RESOURCE FUND

Mr. Tom Lough
President
Colombia Goldfields, Ltd
8 King Street East
Suite 208
Toronto, Ontario
M5C 1B5
Via Fax 416-361-0883

October 7, 2008

Dear Mr. Lough:

With regards to the Promissory Note (Bridge Loan Facility) dated February 8, 2008, as extended July 31, 2008 and to be extended again on September 30, 2008 (the "Note") evidencing a Bridge Loan of US$2,600,000 made by Global Resource Fund ("Lender") to Colombia Goldfields, Ltd. (the "Borrower"), the Lender hereby revises Restrictive Covenant "K" in the Note ("Covenant K") to specifically allow for all personal loans made by either J. Randy Martin ("Martin"), Tom Lough ("Lough"), or RNC Management Ltd. ("RNC") to the Borrower, each to be deemed as being a Permitted Indebtedness that shall not run contrary to Covenant K or the Mandatory Prepayment provisions contained within the Note.

The Lender agrees to grant the above revision under the following conditions:

1. Martin, Lough, RNC and the Borrower understand and agree that all loans provided to the Borrower by them shall be and remain subordinated to the Note;
2. The Lender does not waive Covenant K for any indebtednesses other than for the personal, subordinated loans made by Martin, Lough and/or RNC to the Borrower, as specifically referred to herein; and
3. The Permitted Indebtednesses granted by the revision to Covenant K contained in this letter shall expire on the same date as the Maturity of the Note, specifically December 29, 2008.

Please acknowledge your consent and agreement hereto by executing where indicated below and returning the same to the undersigned.

Tl

Yours sincerely,

On behalf of GLOBAL RESOURCE FUND

Agreed

COLOMBIA GOLDFIELDS LTD.

By: ____________________

Name: T. W. GOUGH
Title: PRESIDENT.

GLOBAL RESOURCE FUND

Mr. Tom Lough
President
Colombia Goldfields, Ltd
8 King Street East
Suite 208
Toronto, Ontario
M5C 1B5
Via Fax 416-361-0883

September 30, 2008

Dear Mr. Lough:

Reference is made to that certain Promissory Note (Bridge Loan Facility) dated February 8, 2008, as extended July 31, 2008 (the "Note") evidencing a Bridge Loan of US$2,500,000 made by Global Resource Fund ("Lender") to Colombia Goldfields, Ltd. (the "Borrower"). All capitalized terms used herein not otherwise defined shall have the meanings ascribed thereto in the Note.

The Borrower has requested that the Maturity Date of the Note be extended from September 30, 2008 to December 29, 2008 (the "Extension") and the Lender is amenable to such Extension on the terms and conditions hereof.

Therefore, Borrower and Lender hereby agree:

1. Borrower shall pay an extension fee of US$50,000 (the "Cash Fee"), which shall be added to the $50,000 extension fee for the July 31 extension and capitalized to increase the Note to a total of $2,600,000; in addition, Borrower shall issue 300,000 Borrower Common Shares (the "Shares"). The Shares shall be issued as soon as practical hereafter and shall be fully paid, non-assessable and freely tradeable; provided, however that if the Borrower is not permitted to issue freely tradeable Shares at this time, said Shares shall have piggy-back rights with the registration statement in place for the Borrower's currently pending equity raise.
2. The Maturity Date is hereby extended to December 29, 2008;
3. The interest rate on the Note is hereby increased to 15% per annum;
4. The Lender's right to put the 350,000 warrants issued to it at the commencement of the Bridge Loan Facility is hereby increased from US$50,000 to US$100,000, with the date that said put is exercisable unchanged at February 8, 2010; in consideration of the increase in said put price,

Lender agrees that Borrower may force exercise of said warrants in the event that the closing price of the Borrower's common stock shall trade above CDN$1.80 for a period of 45 consecutive days.

5. All other terms and provisions of the Note and the Transaction Documents shall remain unchanged hereby and shall remain in full force and effect.

Borrower represents and warrants that:

1. It has full power and authority, including Board approval, to enter into this letter agreement and to perform the terms hereof;
2. There has been no Event of Default and no event or condition has occurred which with notice or the passage of time could become and Event of Default;
3. Each of the representations and warranties made by it in the Transaction Documents remains true and accurate as at the date hereof.

Please acknowledge your consent and agreement hereto by executing where indicated below and returning the same to the undersigned.

Yours sincerely,

On behalf of GLOBAL RESOURCE FUND

Agreed

COLOMBIA GOLDFIELDS LTD.

By: ______________________

Name: T. W. Gouch
Title: PRESIDENT